Loan # 002069

Amendment No. 1 to Loan Agreement - TerrAscend

Execution Copy

THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS ARE SUBJECT TO STRICT REQUIREMENTS FOR ONGOING REGULATORY COMPLIANCE BY THE PARTIES HERETO, INCLUDING, WITHOUT LIMITATION, REQUIREMENTS THAT THE PARTIES TAKE NO ACTION IN VIOLATION OF EITHER ANY STATE CANNABIS LAWS OR THE GUIDANCE OR INSTRUCTION OF THE REGULATOR. SECTION 12.27(b) OF THE LOAN AGREEMENT CONTAINS SPECIFIC REQUIREMENTS AND COMMITMENTS BY THE PARTIES TO MAINTAIN FULLY THEIR RESPECTIVE COMPLIANCE WITH STATE CANNABIS LAWS AND THE REGULATOR. THE PARTIES UNDERSTAND THE REQUIREMENTS OF SECTION 12.27(b) OF THE LOAN AGREEMENT.

AMENDMENT NO. 1 TO LOAN AGREEMENT

AMENDMENT NO. 1 TO LOAN AGREEMENT, dated April 17, 2023 (this “First

Amendment”), is made by and among TERRASCEND NJ LLC, a New Jersey limited liability company (“TerrAscend NJ”), HMS HAGERSTOWN, LLC, a Delaware limited liability company (“MD Propco”), HMS PROCESSING LLC, a Maryland limited liability company (“MD Opco 1”), HMS HEALTH, LLC, a Maryland limited liability company (“MD Opco 2” and, together with MD Opco 1, individually and collectively, as the context may require, “MD Opco”; each of TerrAscend NJ, MD Propco and MD Opco are referred to herein individually and collectively, as the context may require, as “Borrower”), TERRASCEND CORP., an Ontario corporation (“Canadian Parent”), TERRASCEND USA, INC., a Delaware corporation (“American Parent” and, together with Canadian Parent, individually and collectively, as the context may require, “Parent”), WELL AND GOOD, INC., a Delaware corporation, and WDB HOLDING MD, INC., a Maryland corporation (Well and Good, Inc., Parent and WDB Holding MD, Inc. are referred to herein individually and collectively, as the context may require, as “Guarantor”), and PELORUS FUND REIT, LLC, a Delaware limited liability company (“Lender”).

RECITALS:

WHEREAS, reference is hereby made to the Loan Agreement, dated as of October 11, 2022 (the “Existing Loan Agreement”, and as amended by this First Amendment, the “Amended Loan Agreement”), by and among the Borrower, Guarantor, and Lender (capitalized terms used but not defined herein having the meaning provided in the Amended Loan Agreement);

WHEREAS, the Loan Parties have requested that Lender consent to certain amendments to the Loan Agreement on the terms set forth herein;

WHEREAS, Lender consents, on the terms and subject to the conditions set forth below, to this First Amendment; and

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used in this First Amendment, including in the preamble and the recitals hereto, and not otherwise defined herein, shall have the meanings assigned to such terms in the Amended Loan Agreement.

SECTION 2. Amendments to Existing Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 3 and in reliance upon the representations and warranties of the Loan Parties set forth in Section 5, the Existing Loan Agreement is hereby amended in its entirety to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows:

(a)
amend the definition of “Change in Control” in Section 1.1 of the Existing Loan Agreement as follows:

“Change in Control” means (a) with respect to Canadian Parent, (i) any person or group of persons acting jointly or in concert (as such expression is defined in National Instrument 62-104 Take-Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) beneficially owns, directly or indirectly, more than 50% or more of the Equity Interests of the Canadian Parent entitled to vote for members of the board of directors or equivalent governing body of the Canadian Parent on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right), (ii) any person or group of persons, acting jointly or in concert (as such expression is defined in National Instrument 62-104 Take-Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) acquires the power to direct, or cause the direction of, management, business or policies of the Canadian Parent, whether through the ability to exercise voting power, by contract or otherwise, or (iii) any person or group of persons acting jointly or in concert (as such expression is defined in National Instrument 62-104 – Take-Over Bids and Issuer Bids adopted by the Canadian Securities Regulatory Authorities (as such Instrument may be amended from time to time)) succeed in having a sufficient number of nominees elected to the board of directors of the Canadian Parent that such nominees, when added to any existing director remaining on the board of directors of the Canadian Parent, will constitute a majority of the board of directors of the Canadian Parent; (b) with respect to any Loan Party other than Canadian Parent or TerrAscend NJ, Canadian Parent shall cease to own, directly or indirectly, free and clear of all Liens or other encumbrances, ~~100~~99.0% of the outstanding voting Equity Interests of such Loan Party on a fully diluted basis; and (c) with respect to TerrAscend NJ, Canadian Parent shall cease to indirectly own, free and clear of all Liens or other encumbrances, at least ~~87.5~~86.625% of the outstanding voting Equity Interests of TerrAscend NJ on a fully diluted basis.

(b)
in Section 1.1 of the Existing Loan Agreement, insert a new definition of “2023 IRS Payment Plan” in alphabetical order as follows:

“2023 IRS Payment Plan” shall mean the partial pay installment plan that Borrower and American Parent intend to enter into with the IRS in form and substance as approved by Lender in writing in respect of state and federal taxes payable in respect of the fiscal year ending December 31, 2022 by Borrower and American Parent over an extended timeframe.

(c)
amend the definition of “Permitted Encumbrances” in Section 1.1 of the Existing Loan Agreement as follows:

“Permitted Encumbrances” means, with respect to the Collateral, collectively, (a) the Liens created by the Loan Documents, (b) all Liens and other matters disclosed in the Title Policy, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet delinquent or which are contested pursuant to a Permitted Contest or Taxes that are being paid in accordance with the 2023 IRS Payment Plan, (d) Liens which are carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, constructions or other like liens (or claims of such liens) or stop notices (or claims of stop notices) which are contested or discharged pursuant to a Permitted Contest, (e) Liens or claims of Lien (which are not mechanic’s liens or stop notices) which are contested or discharged pursuant to a Permitted Contest, (~~d~~f) such governmental, public utility and private restrictions, covenants, reservations, easements, licenses or other agreements or similar encumbrances affecting real property that, in the aggregate, do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of business of the applicable Person, and any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of real property that does not materially interfere with the ordinary conduct of the business of Borrower and its Subsidiaries, (~~e~~g) Liens securing the Existing Parent Indebtedness as described on Schedule 6.7 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by clause (b) of the definition of Permitted Indebtedness, (iii) the direct or contingent obligor with respect thereto has not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by clause (b) of the definition of Permitted Indebtedness, (fh) intentionally omitted, (~~g~~i) Liens securing judgments for the payment of money, or orders, attachments, decrees or awards, in each case not constituting an Event of Default, (~~h~~j) Liens (i) of a collecting bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of setoff) that are customary in the banking industry, (ik) any interest or title of a lessor, sublessor, licensor or sublicensor under leases or non-exclusive licenses permitted by this Agreement that are entered into in the ordinary course of business; (jl) intentionally omitted, (~~k~~m) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (ln) Liens incurred in the ordinary course of business in connection with the purchase or shipping of goods or assets (or the related assets and proceeds thereof), which Liens are in favor of the seller or shipper of such goods or assets and only attach to such goods or assets, (~~m~~o) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by any Loan Party in the ordinary course of business in accordance with the past practices of such Loan Party, (~~n~~p) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by any Loan Party, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts, sweep accounts and netting arrangements and similar arrangements of the Loan Parties consisting of the right to apply the funds held therein to satisfy overdraft or similar obligations incurred in the ordinary course of business of such person; provided that, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness, and Liens granted in the ordinary course of business by Borrower or any of its Subsidiaries to any bank with whom it maintains accounts to the extent required by the relevant bank’s (or custodian’s or trustee’s, as applicable) standard terms and conditions, in each case, which are within the general parameters customary in the banking industry, (~~o~~q) Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the UCC in effect in the relevant jurisdiction covering only the items being collected upon; (~~n~~r) (i) deposits of cash with the owner or lessor of premises leased or operated by Borrower or any of its Subsidiaries and (ii) cash collateral on deposit with banks or other financial institutions issuing letters of credit (or backstopping such letters of credit) or other equivalent bank guarantees issued naming as beneficiaries the owners or lessors of premises leased or operated by Borrower or any of its Subsidiaries, in each case, in the ordinary course of business of Borrower and such Subsidiaries to secure the performance of Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises, (~~o~~s) statutory Liens incurred or pledges or deposits made in favor of a Governmental Authority to secure the performance of obligations of any Loan Party under Environmental Laws to which any assets of such Loan Party are subject, (~~p~~t) Liens on the equipment that is the subject of Indebtedness permitted under clause (b) of the definition of Permitted Indebtedness to secure such Permitted Indebtedness and (~~q~~u) the second priority mortgage Lien on the NJ Real Property in connection with the Permitted NJ Indebtedness.

(d)
amend the definition of “Permitted Indebtedness” in Section 1.1 of the Existing Loan Agreement as follows:

“Permitted Indebtedness” means, in respect of the Local Loan Parties, (a) the Debt, (b) Indebtedness consisting of capitalized equipment lease obligations and purchase money Indebtedness, in each case incurred by any Loan Party or any of Subsidiary of a Loan Party to finance the expansion and construction of the Harmony Assets, provided that such Indebtedness does not exceed Eight Million and 00/100 Dollars in the aggregate and does not include any Lien on any Collateral; (c) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business, (d) Indebtedness resulting from a bank or other financial institution honoring a check, draft or similar instrument in the ordinary course of business; (i) Indebtedness consisting of (i) the financing of insurance premiums not in excess of twelve (12) months in advance or (ii) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business, (e) intercompany loans owed by a Local Loan Party to any member of the TerrAscend Group, provided that each such intercompany loan is (i) unsecured, (ii) fully subordinate to the Loan, with no payments there under permitted while any portion of the Loan remains outstanding, and with the holder of such loan acknowledging such subordination in writing for the benefit of Lender, and (iii) is subject to the terms of Section 9.6, with the holder of such loan acknowledging the same in writing for the benefit of Lender, (~~g~~f) Indebtedness arising as a direct result of judgments, orders, awards or decrees against any Local Loan Party, in each case not constituting an Event of Default, (fg) Indebtedness representing any Taxes to the extent such Taxes are being contested by any Loan Party pursuant to a Permitted Contest or any Taxes that are being paid in accordance with the 2023 IRS Payment Plan, (~~g~~h) unsecured Indebtedness to trade creditors incurred in the ordinary course of business not to exceed 2% of the Loan Amount in the aggregate and which are paid within ninety (90) days after the date incurred, provided that such obligations are incurred in connection with open accounts extended by suppliers on customary trade terms in the ordinary course of business and not in connection with the borrowing of money, (~~h~~i) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (b) through (~~g~~h) above, provided that (i) the principal amount thereof is not increased or the terms thereof are not modified to impose materially more burdensome terms upon the applicable Loan Party and (ii) such Indebtedness continues to satisfy the conditions to qualify as Permitted Indebtedness as described in clauses (b) through (~~g~~h) above, (ij) Indebtedness pursuant to the Success Fee Agreement, and (jk) the Permitted NJ Subordinate Debt.

(e)
amend Section 4.9 (Payment of Taxes) of the Existing Loan Agreement as follows:

4.9 Payment of Taxes. All income and other material tax returns and reports to be filed by each Loan Party have been timely filed, and all taxes, assessments, fees and other governmental charges shown on such returns or otherwise payable by any Loan Party have been paid when due and payable, except such taxes, assessments, fees and other governmental charges if any, as (a) are being contested pursuant to a Permitted Contest, (b) Taxes that are being paid in accordance with the 2023 IRS Payment Plan, or ~~(b)~~(c) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, and, as applicable, subject to such valid extensions of the filing and/or due date thereof as such Loan Party shall have obtained. No Liens have been filed and no claims are being asserted with respect to any such Taxes and no Loan Party has any knowledge of any proposed tax assessment against any Loan Party that could have a Material Adverse Effect.

(f)
amend Section 6.3 (Payment of Property Taxes, Assessments and Charges) of the Existing Loan Agreement as follows:

6.3 Payment of Property Taxes, Assessments and Charges. Each Loan Party will timely pay, discharge and otherwise satisfy all income and other material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which such Tax, assessment or governmental charge is delinquent, and all lawful claims that, if unpaid, could reasonably be expected to become a Lien having priority over Lender’s Liens (other than Permitted Encumbrances) or an otherwise material Lien on any of the Collateral; provided that none of the Loan Parties shall be required to (a) pay any such

Tax, assessment, charge, levy or claim that is being contested pursuant to a Permitted Contest, or (b) timely pay, discharge, or otherwise satisfy any Taxes that are required to be paid pursuant to the 2023 IRS Payment Plan so long as the same are being paid in accordance with the 2023 IRS Payment Plan. The Loan Parties shall pay all Property Taxes and Insurance Premiums with respect to itself and the Property prior to delinquency thereof.

SECTION 3. Conditions to Effectiveness. This First Amendment shall not become effective until each of the following conditions precedent have been satisfied (such date referred to herein as the “First Amendment Effective Date”):

(a)
First Amendment. Lender shall have received this First Amendment duly executed by the Loan Parties.

(b)
Authorization. All necessary corporate, limited liability, or other company action has been taken by each of the Loan Parties to enter into and perform its obligations under this First Amendment and all other instruments and agreements required to be executed and delivered by any Loan Party hereunder.

(c)
Certificates. Lender shall have received a certificate of an authorized officer of each Loan Party (or other person duly authorized by the constituent documents of such Loan Party) dated the First Amendment Effective Date and certifying that (i) attached thereto is a true and complete copy of the organizational documents of such Loan Party as in effect on the First Amendment Effective Date (or certifying that there have been no changes to such Loan party’s organizational documents since last delivered to Lender), (ii) that attached thereto is a true and complete copy of resolutions (or equivalent authorizing actions) duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member), authorizing the execution, delivery and performance of the First Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the First Amendment Effective Date; and (iii) as to the incumbency and specimen signature of each officer or other duly authorized person executing the First Amendment or any other document delivered in connection herewith on behalf of such Loan Party.

(d)
Good Standing Certificates. Lender shall have received a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of the relevant jurisdiction) of each Loan Party as of a recent date from the applicable Governmental Authority (or other similar official or registry).

(e)
Costs and Expenses. The Borrower shall pay Lender for all reasonable and documented legal fees and other reasonable out-of-pocket expenses incurred in connection with the amendment to the Loan Agreement described herein.

Upon the occurrence of the First Amendment Effective Date, Lender shall provide a notice to the Loan Parties confirming that the First Amendment Effective Date has occurred.

SECTION 4. RELEASE. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIMS, OFFSET, CROSS-COMPLAINT, CLAIM OR

DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO

REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, A “RELEASED PARTY”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDER OR ANY LENDER RELATED PARTY AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOAN”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND

EXECUTION OF THIS CONSENT. Further, each Loan Party represents, warrants, acknowledges, and confirms that, as of the date hereof, it has no knowledge of any action, cause of action, claim, demand, damage, or liability of whatever kind or nature, in law or in equity, against any Released Party arising from any action by such Persons, or failure of such Persons to act, under or in connection with any of the Loan Documents, in each case on or prior to the Effective Date.

SECTION 5. Representations and Warranties. The Borrower and each other Loan Party represents and warrants to Lender on the date hereof that:

(a)
the execution, delivery and performance of this First Amendment is within its corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action of it;

(b)
this First Amendment has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and

(c)
the representations and warranties of the Borrower contained in Article IV of the Loan Agreement are true and correct in all material respects on and as of the date hereof (except in those cases where such representation or warranty expressly relates to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date).

SECTION 6. Reaffirmation. Each Loan Party consents to the amendment of the Loan Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this First Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Loan Agreement, this First Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case, as amended by this First Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby reaffirms (i) its grant to Lender of a continuing security interest in and Lien upon the Collateral of such Loan Party, whether now owned or hereafter acquired or arising, and wherever located, all as provided in the Loan Documents, and further acknowledges and agrees that the Loan Documents continue to secure the Obligations, as modified pursuant to this First Amendment, to the same extent as prior to giving effect to this First Amendment, and (ii) its Guaranteed Obligations under the Loan Agreement shall remain in full force and effect after giving effect to this First Amendment and the obligations under this this First Amendment constitute “Guaranteed Obligations” for purposes of the Loan Agreement in accordance with the terms therein.

SECTION 7. Amendment, Modification and Waiver. This First Amendment may not be amended, modified or waived except as permitted by Section 12.9 of the Loan Agreement.

SECTION 8. Entire Agreement. This First Amendment and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. On and after the First Amendment Effective Date, each reference in the Loan Agreement to “this First Amendment”, “hereunder,” “hereof” or words of like import referring the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Amended Loan Agreement.

SECTION 9. Governing Law and Waiver of Right to Trial by Jury. THIS FIRST AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS FIRST AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE

LAW OF THE STATE OF CALIFORNIA. The waiver of marshalling of assets defense, arbitration, submission to jurisdiction, and waiver of right to trial by jury provisions in Sections 12.25 and 12.26 of the Loan Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 10. Severability. To the extent permitted by law, any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 11. Counterparts; Electronic Signature. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of an original executed counterpart of this First Amendment.

SECTION 12. Loan Document; No Novation. On and after the First Amendment Effective Date, this First Amendment shall constitute a “Loan Document” for all purposes of the Amended Loan Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this First Amendment may be amended or waived solely by the parties hereto as set forth in 7 above). This First Amendment shall not constitute a novation of the Loan Agreement or any of the Loan Documents.

SECTION 13. No Course of Dealing. This First Amendment shall not establish a course of dealing or be construed as evidence of any willingness on any Lender’s part to grant other or future amendments, extensions or modifications, should any be requested.

[signature pages to follow]

DocuSign Envelope ID: ECEADB3F-C517-4FB9-B139-34C46954CE77

IN WITNESS WHEREOF, each of the undersigned has caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

TERRASCEND NJ LLC,

a New Jersey limited liability company

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Authorized Officer

HMS HAGERSTOWN, LLC,

a Delaware limited liability company

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Manager

HMS PROCESSING LLC,

a Maryland limited liability company

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Manager

HMS HEALTH, LLC,

a Maryland limited liability company

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Manager

GUARANTORS:

TERRASCEND CORP., an Ontario corporation

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer

[Signature Page – Amendment No. 1]

[Signature Page – Amendment No. 1]

DocuSign Envelope ID: ECEADB3F-C517-4FB9-B139-34C46954CE77

TERRASCEND USA, INC., a Delaware

corporation

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Secretary

WELL AND GOOD, INC.,

a Delaware corporation

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer

WDB HOLDING MD, INC.,

a Maryland corporation

By: /s/ Keith Stauffer Name: Keith Stauffer

Title: Chief Financial Officer/Treasurer/Secretary

[Signature Page – Amendment No. 1]

DocuSign Envelope ID: 9D9CDF2D-AF1D-45B3-AD82-5596A92C3C65

LENDER:

PELORUS FUND REIT, LLC,

a Delaware limited liability company

By: /s/ Dan Leimel Name: Dan Leimel Title: Managing Member

[Signature Page – Amendment No. 1]

315122883.5